Other financial items	12 Months Ended
Dec. 31, 2011
Other financial items [Abstract]
Other financial items
Note 10 – Other financial items

The main items reported within Other financial items are detailed below.

In the twelve months ended December 31, 2011, the Company recorded a gain of $7 million in Commercial Interest Reference Rate (CIRR) amortization.

In the twelve months ended December 31, 2010, the Company recorded a gain of $43 million on the partial redemption of its investment in the Petromena NOK2 billion bond. The Company also recorded a gain of $8 million in CIRR amortization and a loss of $11 million related to unamortized funding arrangement fees.

In the twelve months ended December 31, 2009, the Company recorded a gain of $16 million on the partial redemption of its investment in the Petromena NOK2 billion bond, and the receipt of shares to the value of $25 million in Seahawk as dividend in kind paid by Pride.